WABASH NATIONAL CORPORATION 2019 Q1 EARNING RELEASE

SAFE HARBOR STATEMENT & NON-GAAP FINANCIAL MEASURES This presentation contains certain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey Wabash National Corporation's (the "Company") current expectations or forecasts of future events. All statements contained in this presentation other than statements of historical fact are forward-looking statements. These forward-looking statements include, among other things, all statements regarding the Company’s outlook for trailer and truck body shipments, backlog, expectations regarding demand levels for trailers, truck bodies, non-trailer equipment and our other diversified product offerings, pricing, profitability and earnings, cash flow and liquidity, opportunity to capture higher margin sales, new product innovations, our growth and diversification strategies, our expectations for improved financial performance during the course of the year and our expectations with regards to capital allocation. These and the Company’s other forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include the continued integration of Supreme into the Company’s business, adverse reactions to the transaction by customers, suppliers or strategic partners, uncertain economic conditions including the possibility that customer demand may not meet our expectations, increased competition, reliance on certain customers and corporate partnerships, risks of customer pick-up delays, shortages and costs of raw materials including the impact of tariffs or other international trade developments, risks in implementing and sustaining improvements in the Company’s manufacturing operations and cost containment, dependence on industry trends and timing, supplier constraints, labor costs and availability, customer acceptance of and reactions to pricing changes and costs of indebtedness. Readers should review and consider the various disclosures made by the Company in this presentation and in the Company’s reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (GAAP), the financial information included in this presentation contains non-GAAP financial measures, including free cash flow, operating EBITDA, operating EBITDA margin, adjusted operating income, adjusted net income and adjusted earnings per diluted share. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures and results calculated in accordance with GAAP, including net income, and reconciliations to GAAP financial statements should be carefully evaluated. Operating EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, acquisition expenses and related charges, impairments, and other non-operating income and expense. Management believes providing operating EBITDA is useful for investors to understand the Company’s performance and results of operations period to period with the exclusion of the items identified above. Management believes the presentation of operating EBITDA, when combined with the GAAP presentations of operating income and net income, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of operating EBITDA to net income is included in the appendix to this presentation. Free cash flow is defined as net cash provided by operating activities minus capital expenditures. Management believes providing free cash flow is useful for investors to understand the Company’s performance and results of cash generation period to period with the exclusion of the item identified above. Management believes the presentation of free cash flow, when combined with the GAAP presentations of cash provided by operating activities, is beneficial to an investor’s understanding of the Company’s operating performance. A reconciliation of free cash flow to cash provided by operating activities is included in the appendix to this presentation. Adjusted operating income, a non-GAAP financial measure, excludes certain costs, expenses, other charges, gains or income that are included in the determination of operating income under GAAP, but that management would not consider important in evaluating the quality of the Company’s operating results as they are not indicative of the Company’s core operating results or may obscure trends useful in evaluating the Company’s continuing activities. Accordingly, the Company presents adjusted operating income excluding these special items to help investors evaluate our operating performance and trends in our business consistent with how management evaluates such performance and trends. Further, the Company presents adjusted operating income to provide investors with a better understanding of the Company’s view of our results as compared to prior periods. A reconciliation of adjusted operating income to operating income, the most comparable GAAP financial measure, is included in the tables following this presentation. Adjusted net income and adjusted earnings per diluted share, each reflect adjustments for acquisition expenses, the losses attributable to the Company’s extinguishment of debt, impairment charges, executive severance costs, income or losses recognized on the sale and/or closure of former Company locations, adjustments related to the Company’s deferred tax assets as a result of IRS guidance on application of the Tax Cuts and Jobs Act of 2017, and reversal of reserves for uncertain tax positions. Management believes providing adjusted measures and excluding certain items facilitates comparisons to the Company’s prior year periods and, when combined with the GAAP presentation of net income and diluted net income per share, is beneficial to an investor’s understanding of the Company’s performance. A reconciliation of each of adjusted net income and adjusted earnings per diluted share to net income and net income per diluted share is included in the tables following this release. 2 2

HIGHLIGHTS OF QUARTER ▪ Growth continues across all businesses Solid Start to ▪ Margin enhancement initiatives showing positive impact 2019 ▪ Operating environment remains challenging; remain focused on countermeasures Key Q1 ▪ Robust backlog of $1.6B Financial ▪ Revenue of $533M toward top end of Q1 guidance Results ▪ Operating Margin of 4.7% shows sequential improvement Balanced ▪ $27M of Free Cash Flow generated in Q1 Capital ▪ Capital allocated to CapEx and Dividend in Q1 Allocation ▪ Anticipate using cash build for debt reduction Going ▪ 2019 EPS Outlook of $1.50 to $1.70 Forward ▪ 2021 Goals of $2.2B Revenue, 8%+ Operating Margin, $1.90 to $2.10 EPS 3 3

Q1 2019 CONSOLIDATED FINANCIAL PERFORMANCE Actual Robust Customer Demand +9% YoY Sales Growth Operating Result Slightly Ahead of Expectations $0.27 Adjusted EPS* 1Q18 Results Margins Sequentially Improve from Q4 of 2018 12.9% 13.1% Gross Margin Operating EBITDA $38M $39M Operating EBITDA Operating EBITDA Margin 7.2% 7.9% Operating EBITDA Margin 4 4

COMMERCIAL TRAILER PRODUCTS Revenue Operating Margin +4.2% -130bps 5 5

DIVERSIFIED PRODUCTS GROUP Revenue Operating Margin +4.7% +280bps 6 6

FINAL MILE PRODUCTS Revenue Adjusted Operating +33.6% Margin¹ -10bps 7 7

CASH GENERATION Q1 2019 YTD Q1 2018 YTD Net Income $14.8M $16.9M Operating Cash Flow $33.8M -$12.0M Capital Expenditure $6.8M $6.1M Free Cash Flow $27.0M -$18.1M Free Cash Flow Conversion1 182% N/A 1Free cash flow conversion defined as free cash flow divided by net income 8 8

2019 GUIDANCE Expected Trends Key Metrics ▪ CTP demand levels to remain historically strong in 2019 Gross Margin EPS 50 to 150 bps of ▪ Tank Trailer market to remain similar to 2018 $1.50-1.70 Improvement vs 2018 ▪ Truck Body market to continue secular growth trends ▪ Operational improvement expected to generate stronger gross Other margins in 2019 New Trailer Shipments: 58k-62k SG&A % Sales: 6+% Intangibles Amort: ~$21M Interest Expense: $28-29M CapEx: $40-45M Tax Rate: 26-27% 9 9

APPENDIX

CONDENSED CONSOLIDATED BALANCE SHEETS Unaudited - dollars in thousands March 31, 2019 December 31, 2018 Assets Current assets: Cash and cash equivalents $ 151,916 $ 132,690 Accounts receivable, net 185,745 181,064 Inventories 256,980 184,404 Prepaid expenses and other 52,669 51,261 Total current assets 647,310 549,419 Property, plant, and equipment, net 206,719 206,991 Goodwill 311,049 311,084 Intangible assets 205,232 210,328 Other assets 38,322 26,571 Total assets $ 1,408,632 $ 1,304,393 Liabilities and Stockholders’ Equity Current Liabilities: Current portion of long-term debt $ 1,880 $ 1,880 Current portion of finance lease obligations 313 299 Accounts payable 231,168 153,113 Other accrued liabilities 127,222 116,384 Total current liabilities 360,583 271,676 Long-term debt 502,757 503,018 Finance lease obligations 625 714 Deferred income taxes 32,624 34,905 Other non-current liabilities 28,437 20,231 Total liabilities 925,026 830,544 Total stockholders' equity 483,606 473,849 Total liabilities and stockholders’ equity $ 1,408,632 $ 1,304,393 11 11

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS Unaudited - dollars in thousands Three Months Ended March 31, 2019 2018 Net sales $ 533,174 491,319 Cost of sales 464,484 427,200 Gross profit 68,690 64,119 General and administrative expenses 30,140 25,109 Selling expenses 8,223 8,345 Amortization of intangible assets 5,129 4,941 Acquisition expenses — 68 Income from operations 25,198 25,656 Other income (expense): Interest expense (7,090) (7,454) Other, net (169) 7,916 Other expense, net (7,259) 462 Income before income tax 17,939 26,118 Income tax expense 3,159 4,846 Net income $ 14,780 $ 21,272 Net income per share: Basic $ 0.27 $ 0.37 Diluted $ 0.27 $ 0.35 Weighted average common shares outstanding (in thousands): Basic 55,268 57,793 Diluted 55,770 60,850 Dividends declared per share $ 0.080 $ 0.075 12 12

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS Unaudited - dollars in thousands Three Months Ended March 31, 2019 2018 Cash flows from operating activities Net income $ 14,780 $ 21,272 Adjustments to reconcile net income to net cash provided by operating activities Depreciation 5,420 5,163 Amortization of intangibles 5,129 4,941 Net loss (gain) on sale of property, plant and equipment 486 (6,013) Loss on debt extinguishment — 174 Deferred income taxes (2,281) (23) Stock-based compensation 2,586 2,657 Non-cash interest expense 260 675 Accounts receivable (4,681) (45,910) Inventories (72,576) (58,393) Prepaid expenses and other (1,279) 591 Accounts payable and accrued liabilities 84,770 63,943 Other, net 1,152 (1,120) Net cash provided by (used in) operating activities 33,766 (12,043) Cash flows from investing activities Capital expenditures (6,802) (6,060) Proceeds from the sale of property, plant, and equipment 29 9,523 Other, net — 3,060 Net cash (used in) provided by investing activities (6,773) 6,523 Cash flows from financing activities Net cash used in financing activities (7,767) (27,060) Net increase (decrease) in cash, cash equivalents, and restricted cash 19,226 (32,580) Cash, cash equivalents and restricted cash at beginning of period 132,690 191,521 Cash, cash equivalents, and restricted cash at end of period $ 151,916 $ 158,941 13 13

SEGMENTS AND RELATED INFORMATION Unaudited - dollars in thousands Commercial Diversified Final Mile Corporate and Three Months Ended March 31, Trailer Products Products Products Eliminations Consolidated 2019 New trailers shipped 12,400 700 — — 13,100 Used trailers shipped 50 25 — — 75 New Trailers $ 325,819 $ 45,799 $ — $ — $ 371,618 Used Trailers 137 587 — — 724 Components, parts and service 10,333 35,884 3,416 (7,920) 41,713 Equipment and other 4,756 17,378 97,433 (448) 119,119 Total net external sales $ 341,045 $ 99,648 $ 100,849 $ (8,368) $ 533,174 Gross profit $ 35,940 $ 20,099 $ 13,524 $ (873) $ 68,690 Income (Loss) from operations $ 26,321 $ 8,044 $ 1,869 $ (11,036) $ 25,198 2018 New trailers shipped 12,650 550 — — 13,200 Used trailers shipped 500 50 — — 550 New Trailers $ 310,318 $ 33,839 $ — $ — $ 344,157 Used Trailers 4,407 1,086 — — 5,493 Components, parts and service 8,648 33,968 2,413 (6,762) 38,267 Equipment and other 4,049 26,310 73,046 (3) 103,402 Total net external sales $ 327,422 $ 95,203 $ 75,459 $ (6,765) $ 491,319 Gross profit $ 36,522 $ 17,298 $ 11,532 $ (1,233) $ 64,119 Income (Loss) from operations $ 29,481 $ 5,028 $ 609 $ (9,462) $ 25,656 14 14

RECONCILIATION OF ADJUSTED SEGMENT AND OPERATING INCOME Unaudited - dollars in thousands Three Months Ended March 31, 2019 2018 Commercial Trailer Products Income from operations $ 26,321 $ 29,481 Diversified Products Income from operations 8,044 5,028 Final Mile Products Income from operations 1,869 609 Adjustments: Acquisition expenses and related charges — 915 Adjusted operating income 1,869 1,524 Corporate Income from operations (11,036) (9,462) Adjustments: Acquisition expenses and related charges — 68 Adjusted operating income (11,036) (9,394) Consolidated Income from operations 25,198 25,656 Adjustments: Acquisition expenses and related charges — 983 Adjusted operating income $ 25,198 $ 26,639 15 15

RECONCILIATION OF OPERATING EBITDA, ADJUSTED NET INCOME, ADJUSTED EARNINGS PER SHARE, AND FREE CASH FLOW Unaudited - dollars in thousands Operating EBITDA1: Three Months Ended March 31, Adjusted Net Income2: Three Months Ended March 31, 2019 2018 2019 2018 Net income $ 14,780 $ 21,272 Net income $ 14,780 $ 21,272 Income tax expense 3,159 4,846 Adjustments: Interest expense 7,090 7,454 Facility transactions3 488 (7,123) Depreciation and amortization 10,549 10,104 Loss on debt extinguishment — 174 Stock-based compensation 2,586 2,657 Acquisition expenses and related charges — 983 Acquisition expenses — 567 Tax effect of aforementioned items (126) 1,551 Other non-operating income 169 (7,916) Adjusted net income $ 15,142 $ 16,857 Operating EBITDA $ 38,333 $ 38,984 Adjusted Diluted Earnings Per Share2: Three Months Ended March 31, 2019 2018 Free Cash Flow4: Three Months Ended March 31, Diluted earnings per share $ 0.27 $ 0.35 2019 2018 Adjustments: 3 Net cash provided by (used in) operating activities $ 33,766 $ (12,043) Facility transactions — (0.12) Capital expenditures (6,802) (6,060) Acquisition expenses and related charges — 0.02 Free cash flow $ 26,964 $ (18,103) Tax effect of aforementioned items — 0.03 Adjusted earnings per share $ 0.27 $ 0.28 Weighted average diluted shares outstanding (in thousands) 55,770 60,850 1Operating EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, acquisition expenses and related charges, impairments, and other non-operating income and expense. 2Adjusted net income and adjusted earnings per diluted share, each reflect adjustments for acquisition expenses, the losses attributable to the Company’s extinguishment of debt, impairment charges, executive severance costs, income or losses recognized on the sale and/or closure of former Company locations, adjustments related to the Company’s deferred tax assets as a result of IRS guidance on application of the Tax Cuts and Jobs Act of 2017, and reversal of reserves for uncertain tax positions 3Facility transactions in 2018 and 2019 relate to gains and/or losses incurred for the sale or closure of former Company locations. 4 16 Free cash flow is defined as net cash provided by (used in) operating activities minus capital expenditures 16